UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 25, 2005



                           RS GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


          FLORIDA                       0-50046                 65-1082128
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                   Number)             Identification No.)


        200 YORKLAND BLVD., SUITE 200, TORONTO, ON M2J5C1, CANADA M2J 5C1
             (Address of Principal Executive Offices with Zip Code)


       Registrant's telephone number, including area code: (416) 391-4223


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM. 7.01    REGULATION FD DISCLOSURE.

         On May 31, 2005, the Registrant issued the Press Release attached as
Exhibit 99.1 hereto.


ITEM 8.01     OTHER EVENTS.

         On May 25, 2005 RS Group of Companies, Inc., a Florida corporation (the "Registrant"), entered into a letter of intent (the "Letter") with Strategy International Insurance Group, Inc., a Texas corporation ("Strategy International"), pursuant to which Strategy International confirmed its intent to acquire all of the outstanding shares of common stock, outstanding options and all other outstanding equity securities of the Registrant in a merger transaction for a proposed aggregate consideration of approximately U.S.$1.75 per share of common stock, no par value, of the Registrant, subject to adjustment. The transaction is subject to the negotiation and execution of a definitive merger agreement and other definitive documents on terms and conditions acceptable to both the Registrant and Strategy International, as well as making all appropriate filings with the Securities and Exchange Commission. The price per share of the Registrant's common stock is subject to adjustment as a result of the completion of a valuation of the Registrant and the receipt of a fairness opinion by Strategy International, which could result in a material change in the merger consideration.

         Pursuant to the Letter, the Registrant agreed that, for a period of time beginning May 25, 2005 and ending July 24, 2005, the Registrant will not, directly or indirectly take any action to solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from any third party regarding any acquisition of the Registrant, any merger or consolidation with or involving the Registrant, or any acquisition of any portion of the stock or assets of the Registrant. The Registrant further agreed to notify Strategy International in writing promptly upon receipt of a proposal by any third party that the Board of Directors of the Registrant determines to be worthy of consideration.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 Letter of Intent, dated May 25, 2005, between Strategy International Insurance Group, Inc. and the Registrant.

              99.2   Press release of the Registrant, dated May 31, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    May 31, 2005


                                                     RS GROUP OF COMPANIES, INC.


                                                     By: /s/ Kenneth Min
                                                         -----------------------
                                                         Name:  Kenneth Min
                                                         Title: President